SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 25, 2005

ADAPTEC, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-15071	94-2748530
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

691 S. Milpitas Boulevard

Milpitas, CA

95035

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (408) 945-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 25, 2005, Adaptec, Inc. (the “Company”) issued a press release announcing that Robert N. Stephens, President and Chief Executive Officer (“CEO”), retired from the Company and the Board of Directors, effective immediately.  The Board of Directors appointed board member, Mr. D. Scott Mercer, the interim CEO and promoted Mr. Subramanian “Sundi” Sundaresh from Executive Vice President of marketing and product development to President.  The appointment of Mr. Mercer and promotion of Mr. Sundaresh was effective immediately.

Mr. Mercer (age 54) has been a member of the Board of Directors of the Company since November 2003.  He has served as Senior Vice President and Advisor to the CEO of Western Digital Corporation, a supplier of disk drives to the personal computer and consumer electronics industries, from February 2004 to December 2004, and as Senior Vice President and Chief Financial Officer of that corporation from October 2001 to January 2004. From June 2000 to September 2001, Mr. Mercer served as Chief Financial Officer of Teralogic, Inc., a supplier of semiconductors and software to the digital television industry. From June 1996 to May 2000, Mr. Mercer held various senior operating and financial positions with Dell, Inc., a provider of products and services required for customers to build their information-technology and Internet infrastructures. Mr. Mercer is also a director of Conexant Systems, Inc., NetRatings, Inc., and of a privately held company.

Mr. Subramanian Sundaresh (age 49) had previously served as the Company’s Executive Vice President of marketing and product development since May 2005. Prior to rejoining Adaptec, Mr. Sundaresh provided consulting services at various companies from December 2004 to April 2005.  Between July 2002 and December 2004, Mr. Sundaresh served as President and CEO of Candera, Inc., a supplier of storage SATA appliances.  From July 1998 to April 2002, Mr. Sundaresh served as President and CEO of Jetstream Communications, a provider in Voice over Broadband solutions.  Mr. Sundaresh previously worked at Adaptec from March 1993 to June 1998 as Vice President and General Manager for the Personal I/O business and Corporate Vice President of Worldwide Marketing.

The Company is currently negotiating the terms of Mr. Stephens’ retirement, Mr. Mercer’s appointment as interim CEO and Mr. Sundaresh’s promotion to President.

A copy of the Company’s press release announcing these changes to the Company’s organization is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.                                          Financial Statements and Exhibits

(c)                                  Exhibit

Exhibit No.	Description of Exhibit

99.1	Press Release of Adaptec, Inc. dated May 25, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAPTEC, INC.

By:	/s/ Marshall L. Mohr
Marshall L. Mohr
Vice President and Chief Financial Officer
Date: June 1, 2005

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release of Adaptec, Inc. dated May 25, 2005.